SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 3, 2000
                                                 --------------------------



                              GOLFROUNDS.COM, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware               0-10093                    22-3664872
------------------------------  ----------------        -----------------------
(State or other jurisdiction    (Commission File            (IRS Employer
    of incorporation)              Number)                Identification No.)



376 Main Street, P.O. Box 74, Bedminster, New Jersey              07921
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         (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code       (908) 901-9250
                                                    -------------------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant

     Effective on February 3, 2000, Paul O. Koether, John W. Galuchie, Jr. and Thomas K. Van Herwarde resigned as directors of GolfRounds.com, Inc. and Robert
H. Donehew, Larry Grossman and John F. McCarthy, III took office as the new directors of GolfRounds.com, Inc. The change in composition of the board occurred in connection with the sale on January 24, 2000 by Messrs. Koether, Galuchie and Van Herwarde and certain other sellers of 500,000 shares of GolfRounds' common stock to seven purchasers. In connection with the sale, Mr. Koether and several entities he controls gave a designee of the purchasers irrevocable proxies to vote an additional 449,690 shares of common stock owned by Mr. Koether and the entities he controls.

Item 7.  Financial Statements and Exhibits

Exhibit Number             Description
--------------            -------------

         2.1 Stock Purchase Agreement dated as of January 18, 2000 (incorporated by reference to GolfRounds' Form 8-K filed on January 19, 2000).

         2.2 Agreement dated as of January 18, 2000 (incorporated by reference to GolfRounds' Form 8-K filed on January 19, 2000).

         99.1              Press release of GolfRounds.com, Inc. dated February
                           8, 2000.




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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 8, 2000                          GOLFROUNDS.COM, INC.
                                          -----------------------------------
                                                      (Registrant)


                                            /s/ John F. McCarthy, III
                                            --------------------------
                                            John F. McCarthy, III
                                            Chairman

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



                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -------------

         2.1 Stock Purchase Agreement dated as of January 18, 2000 (incorporated by reference to GolfRounds' Form 8-K filed on January 19, 2000).

         2.2 Agreement dated as of January 18, 2000 (incorporated by reference to GolfRounds' Form 8-K filed on January 19, 2000).

         99.1              Press release of GolfRounds.com, Inc. dated February
                           8, 2000.



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